                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): July 18, 2002



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

                0-24260                                   11-3131700
        ------------------------           ------------------------------------
        (Commission File Number)           (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

                  On July 18, 2002, Amedisys, Inc., "the Company", issued a press release attached hereto as Exhibit 99.1 to announce that the Company will release quarter ended June 30, 2002 operating results on August 7, 2002 and will host a conference call at 11:00 EDT on August 8, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibit
                    No.
                  -------

                     99.1(i) Press Release dated July 18, 2002 to announce that the Company will release quarter ended June 30, 2002 operating results on August 7, 2002 and will host a conference call at 11:00 EDT on August 8, 2002

                                  (i) Filed herewith.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By: /s/ GREGORY H. BROWNE
   ---------------------------------
Gregory H. Browne
Chief Financial Officer

DATE: July 18, 2002
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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                  DESCRIPTION
-------                                 -----------
 99.1(i)          Press Release dated July 18, 2002 to announce that the
                  Company will release quarter ended June 30, 2002 operating results on August 7, 2002 and will host a conference call at
                  11:00 EDT on August 8, 2002

                  (i) Filed herewith.